SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 13, 2019, the Board of Directors (the “Board”) of USA Technologies, Inc. (the “Company”), approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which were required in order to implement the splitting of the roles of the Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company (the “Bylaw Amendments”). As previously reported by the Company in the Current Report on Form 8-K dated January 13, 2019, the Board approved certain measures recommended by the Audit Committee as a result of its internal investigation, including the separation of these roles.

A new Section 4.03(d) Chairman was added to the Bylaws which states as follows: “The board of  directors shall annually elect from among the members of the board a chairman of the board who shall qualify as independent under the applicable listing standards of The Nasdaq Stock Market LLC or such other securities market on which the Company’s securities are listed. Any vacancy in the position of the chairman shall be filled at such time and in such manner as the board of directors shall determine.”

Section 5.07 Chief Executive Officer of the Bylaws was amended to, among other things, delete the sentence that had provided that the Chairman of the Board shall be the Chief Executive Officer of the Company.

Section 5.01(a) Number, Qualifications and Designation of the Bylaws was amended to eliminate the reference to the Chairman of the Board being an officer of the Company and to indicate that the Chief Executive Officer shall be an officer of the Company.

The Bylaw Amendments also include various updates, clarifications, and conforming changes relating to the foregoing.

The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended by the Bylaw Amendments, which are filed as Exhibit 3.1 hereto, and incorporated by refence herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit 3.1	Amended and Restated Bylaws of the Company, effective as of January 13, 2019

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: January 17, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer